CONSULTING AGREEMENT

   This Agreement is entered into and is effective this 17th day of September, 1999 is by and between Urban Cool Network, Inc. a corporation, having its principle place of business at _______________ (the "Company"), and Upway Enterprises, Ltd. a New York corporation having its principle place of business at 826 Broadway, 9th Floor, New York, NY 10003 (the "Consultant")

   WHEREAS, the Company desires to retain Consultant to provide services which are related to implementing the Company's business plan in a cost-effective manner;

   NOW THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, the parties hereto do covenant and agree, as follows:

   1. Retention. The Company hereby retains Consultant to render certain advisory services (the "Services"), to consult with the Chairman of the board of Directors and the Board of Directors, from time to time, as requested by the Company. The Services shall include, but not be limited to the services enumerated in Schedule A hereto. Consultant agrees to use its best efforts to supply the Services in a professional and diligent manner.

   1. Term. The Term of this Agreement shall be thirty-six (36) months from the date hereof, but within the 36-month period, either party may, without cause, elect to terminate the Agreement by giving thirty (30) days notice to the other. Upon such termination, each will be relieved of any further obligation of performance to the other; provided, however that all obligations of confidentiality, non-disclosure and non-competition will continue in full force and effect for one (1) year from the effective date of any termination. If this agreement shall be terminated prior to the end of the Term, the Consultant shall not, in any event, be liable to return any pre-payment. The parties hereby agree that any pre-payment made to Consultant shall be fully earned by Consultant at the time such pre-payment is made and shall be in consideration of Consultant's agreement to expend time, effort and energy on behalf of Company to the exclusion of other clients.

   2. Compensation.

   a. The Company shall pay the Consultant for the Services that have already been provided and the Services to be provided by the Consultant. The Company acknowledges that it does not currently have the financial ability to pay for Consultant's Services in cash. Therefore, the Company shall, in consideration of Services heretofore rendered, and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged by the Company, the company, concurrently with the execution hereof, shall pay to the Consultant a total of 150,000 shares of the common stock (the "Shares") of the Company.

   3. Assignability of Shares. Consultant represents and warrants to the Company that it is not acquiring the Shares with a view to, or for resale in connection with, any distribution in violation of the Securities Act of 1933, as amended. The Shares have not been registered under the Securities Act or any state securities law and shall not be transferred, sold, assigned or hypothecated in violation thereof. If permitted by law, any such transfer, sale, assignment or hypothecation shall be effected by Consultant only by surrendering the Shares for assignment at the office of the Company, accompanied by an opinion of counsel satisfactory to the Company, and its counsel, stating that such transfer does not violate the Securities Act or any applicable state securities law.

   4. Registration Rights

   The shares to be issued pursuant to subsection 4 of this Agreement shall contain unlimited piggyback registration rights. Consultant's piggyback registration rights shall commence one (1) year from the date hereof and shall terminate three (3) years after the Company shall register any of its shares of common stock for sale pursuant to the Securities Act of 1933, as amended (the "Act"). The Company shall bear the costs of such registrations. In the event of the sale of the shares contemplated hereunder, Consultant shall pay any and all underwriting commissions and non-accountable expenses of any underwriter selected by Consultant to sell the common stock (the "Registrable Securities"), together with the expenses of any legal counsel selected by Consultant to represent Consultant in connection with the sale of the Registrable Securities. The Company agrees to use its prompt best efforts to cause the filing required herein to become effective and to qualify or register the Registrable Securities in such states as are reasonably requested by the Consultant. As to Consultant's piggyback registration rights, the Company agrees to qualify or register the Registrable Securities in such additional states as are reasonably requested by Consultant and the Company shall bear all costs and expenses, including reasonable counsel fees and expenses, of the qualification of registration of the Registrable Securities in such additional states as are reasonably requested by the Consultant. In no event shall the Company be required to register the Registrable Securities in more than five (5) states or in a state in which such registration would cause (i) the Company to be obligated to do business in such state, or (ii) the principal stockholders of the Company to be obligated to escrow any of their securities. In the event that Consultant shall request that the Company register the Registrable Securities in more than 5 states, the Company agrees to cooperate with such request, but at the sole cost of the Consultant.

   5. Company Disclosure of Information. The Company hereby agrees to timely provide the Consultant with the documents and the information enumerated below. The Consultant agrees that it shall keep all such information and the contents of such documents confidential and shall utilize such information solely for the purpose of performing the Services, and for no other purpose. The information and/or documents that Company shall provide are:

         a) all of the Company's current filings with the SEC or other regulatory bodies with jurisdiction over the Company's activities;

         b) copies of any meetings of the Company's shareholders, directors or committees of its board of directors;

         c) the Company's current audited financial statement and any unaudited


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

            financial statements produced currently by the Company's auditors;
            and

         d) all public releases of information.

   Anything to the contrary notwithstanding, in the event the Company shall make any materially false filing or representation to any regulatory authority of competent jurisdiction, or to the Consultant or to the public, the Consultant may terminate this Agreement, for cause upon three (3) days' written notice.

   6. Consultant's Non-Disclosure of Information/Non-Competition.

   a. The Consultant acknowledges that in the course of its engagement it may become familiar with trade secrets and other confidential information (collectively, "Confidential Information") concerning the Company and Consultant shall hold in a fiduciary capacity for the benefit of the Company all secret, confidential proprietary information, knowledge or data relating to the Company that shall have been obtained by the Consultant during its engagement by the Company and that shall have not been or now or hereafter have become public knowledge (other than by acts by the Consultant or its representatives in violation of this Agreement). Consultant agrees that it shall not disclose to any third party any Confidential Information for any purpose other than the performance of its duties under this Agreement. During the Term and at all times thereafter, regardless of the reason for the termination of this Agreement, Consultant shall not, without the prior written consent of the Company or as otherwise may be required by law or legal process, communicate or divulge any such information, knowledge or data to anyone other than the Company and those designated by the Company.

   b. Upon completion of the Term or earlier termination of this Agreement for any reason, Consultant will return to the Company any confidential materials or information which the Company may have supplied to the Consultant. Consultant may retain a copy of such materials or information for Consultant's own due diligence file. However, Consultant hereby agrees not to distribute or release such confidential materials or information without giving the Company at least five (5) days' written notice so that Company shall have the opportunity, at Company's sole cost and expense, to move to prevent Consultant's distribution or release of the confidential material or information.

   c. Subject to the limitations set forth herein, Consultant agrees that during the Term and for a period of one year thereafter it shall not directly or indirectly, own, manage, control, participate in, consult with, render services for, or in any manner engage in any business competing with the business of the Company as such business exists within any geographical area in which the Company conducts its business. In addition, Consultant shall not solicit, interfere with or conduct business with any vendors, customers or employees of the Company during the term of this Agreement or for a period of one year after the termination hereof. In the event the Company breaches any of its duties or obligations under this Agreement, the Company agrees that Consultant shall not be bound by the provisions of this Agreement, except for the


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

provisions concerning Confidential Information.

   7. Indemnification. The Company agrees to indemnify and hold harmless Consultant and its directors, officers, and affiliates against any and all losses, claims, damages, obligations, penalties, judgment, awards, liabilities, costs, expenses, and disbursements (and all actions, suits, proceedings and investigations in respect thereof and any and all legal or other costs, expenses and disbursements in giving testimony or furnishing documents in response to a subpoena or otherwise), including, without limitation, the costs, expenses, and disbursements, as and when incurred, of investigating, preparing or defending any such action, proceeding or investigation (wither or not in connection with litigation to which Consultant is a party), directly or indirectly, caused by, relating to, based upon, arising out of or in connection with information provided by the Company which contains a material misrepresentation or material omission in connection with the provision of services by Consultant under this Agreement; provided, however, such indemnity agreement shall not apply to any portion of any such loss, claim, damage, obligation, penalty, judgement, award, liability, cost, expense or disbursements, to the extent that it is found by a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of Consultant. The Company also agrees Consultant shall not have any liability (whether direct or indirect in contract or tort or otherwise) to the Company or to any person (including, with limitation, Company shareholders) claiming through the Company for or in connection with the engagement of Master Holdings, Inc., except to the extent that any such liability result from Consultant gross negligence or willful misconduct. This indemnification shall survive the termination of this Agreement.

   Each party entitled to indemnification under this agreement (the "Indemnified Party"), shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnify may be sought, and shall permit the Indemnifying party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified party to give notice as provided herein shall not relieve the Indemnified party of its obligations under this Section 8. Each Indemnified party shall furnish such information regarding itself or the claim in question as an Indemnifying party may reasonably request in writing and as shall be reasonably required in connection with the defense of such claim and any litigation resulting therefrom.

   8. Arbitration. Any dispute, controversy or claim between the Company and the Consultant arising out of or related to this Agreement shall be conducted solely in a proceeding held in accordance with the rules of the American Arbitration Association then in effect. This Agreement, or beach thereof, shall be settled by arbitration, and any award shall be binding and conclusive for all purposes thereof, may include injunctive relief (but only as ordered by a Court of competent jurisdiction), as well as orders for specific performance and may be entered as a final judgment in any court of competent jurisdiction. No arbitration arising out of or relating the this Agreement shall include, by consolidation or joinder or in any other manner, parties other


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

than the Company and the Consultant and other persons substantially involved in common question of fact or law whose presence is required if complete relief is to be afforded in arbitration. The cost and expenses of such arbitration shall be borne in accordance with the determination of the arbitrator and may include reasonable attorney's fees, provided, however, that if either party shall commence any action or proceeding against the other in order to enforce the provisions hereof, or to recover damages resulting from the alleged breach of any of the provisions hereof, the prevailing party therein shall be entitled to recover all reasonable costs incurred in connection therewith, including, but not limited to, reasonable attorneys' fees. Each party hereby further agrees that service of process may be made upon it by registered or certified mail, express delivery or personal service at the address provided for herein.

   9. Remedies. In the event of the actual or threatened breach of the provisions of this Agreement by a party, the other party shall have the right to obtain injunctive relief and/or specific performance and to seek any other remedy available to it.

   10. Law, Venue, Jurisdiction. This agreement and all matters and issued collateral thereto shall be governed by the laws and the courts of the State of New York without regard to the principles of conflicts of laws.

   11. Severability. If any provisions of this Agreement becomes or is found to be illegal or unenforceable for any reason, such clause or provision must first be modified to the extent necessary to make this Agreement legal and enforceable and then if necessary, second, severed from the remainder of the Agreement to allow the remainder of the Agreement to remain in full force and effect.

   12. Counterparts. This Agreement may be executed in several counterparts, and all of such counterparts taken together shall be deemed to be one Agreement.

   13. Attorneys' Fees. If either party shall commence any action or proceeding against the other in order to enforce the provisions hereof, or to recover damages resulting from the alleged breach of any of the provisions hereof, the prevailing party therein shall be entitled to recover all reasonable costs incurred in connection therewith, including, but not limited to, reasonable attorneys' fees.

   14. Waiver of Breach. The waiver by any party of a breach of any provision of this Agreement shall not operate be construed as a waiver of any subsequent breach by any party.

   15. Notices. Each notice, demand, request, approval or communication ("Notice") which is or may be required to be given by any party to any other party in connection with this Agreement and the transactions contemplated hereby, shall be in writing, and given by personal delivery, certified mail, return receipt requested, prepaid, or by overnight express mail delivery and properly addressed to the party to be served at such address as set forth above.


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

Notices shall be effective on the date delivered by overnight express mail or three days after the date mailed by certified mail.

   16. Entire Agreement. This Agreement contains the entire agreement between Consultant and Company, and correctly sets forth the rights and duties of each of the parties to each other concerning such matter as of this date. Any agreement or representation concerning the subject matter of this Agreement or the duties of Consultant in relation to Company not set forth in this Agreement is null and void.

   17. Binding Effect. The rights created by this Agreement shall inure to the benefit of, and the obligations created hereby shall be binding upon the parties, their heirs, successors, assigns and personal representatives.

   IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first hereinabove written.

                                                    URBAN COOL NETWORK, INC.

                                                By: /s/ Jacob R. Miles III
                                                    ----------------------
                                                      Jacob R. Miles III

                                                UPWAY ENTERPRISES, LTD.

                                                By: /s/ Andrew L. Jaloza
                                                    --------------------
                                                       Andrew L. Jaloza

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